UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2025

CERES CLASSIC L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25603	13-4018068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

1585 Broadway, 29th Floor

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant does not have a board of directors. The Registrant’s general partner, Ceres Managed Futures LLC (the “General Partner”), is managed by a board of directors.

Effective April 3, 2023, Christopher P. Smock no longer serves as Chief Compliance Officer of the General Partner.

Effective April 3, 2025, Benjamin Hammes was appointed Chief Compliance Officer of the General Partner.

Benjamin Hammes, age 49, has been serving as Chief Compliance Officer of the General Partner since April 2025. Mr. Hammes has been employed by Morgan Stanley since January 2022 and is an Executive Director of Morgan Stanley Investment Management (“MSIM”). Mr. Hammes serves as the chief compliance officer, derivatives (“CCO”) with respect to derivatives strategies of all MSIM NFA member entities since April 2025, as well as the Global Head of Derivatives Advisory Compliance for all foreign and domestic MSIM and its affiliates’ public and private side businesses since June 2023. Mr. Hammes leads a compliance team responsible for all aspects of compliance oversight related to derivatives strategies. Mr. Hammes also has shared responsibilities as Co-CCO of Parametric Portfolio Associates LLC (“Parametric”), a registered investment adviser, commodity pool operator and commodity trading advisor, and a subsidiary of Morgan Stanley Capital Management LLC. Mr. Hammes has overseen Parametric’s compliance program since September 2021. Prior to becoming the Co-CCO of Parametric, Mr. Hammes served as its Deputy Chief Compliance Officer from November 2017 to September 2021. From May 2013 through November 2017, Mr. Hammes served as a Compliance Director of Parametric. Before joining Parametric in May 2013, Mr. Hammes worked for Ameriprise Financial in Minneapolis as a senior compliance manager/officer concentrating on fixed income and complex derivative securities from January 2010 to May 2013. He has over 20 years of experience in the financial services industry and currently holds several industry licenses. He earned a BA in economics from St. Cloud State University in May of 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES CLASSIC L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: May 5, 2025